UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-02671

DWS Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2012 Semiannual Report to Shareholders

DWS Strategic High Yield Tax-Free Fund

Contents
4 Performance Summary
7 Portfolio Management Team
7 Portfolio Summary
9 Investment Portfolio
36 Statement of Assets and Liabilities
38 Statement of Operations
39 Statement of Cash Flows
40 Statement of Changes in Net Assets
41 Financial Highlights
46 Notes to Financial Statements
57 Information About Your Fund's Expenses
59 Investment Management Agreement Approval
64 Summary of Management Fee Evaluation by Independent Fee Consultant
68 Account Management Resources
70 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of the Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2012 (Unaudited)
Average Annual Total Returns as of 11/30/12
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	6.72%	16.60%	9.27%	6.24%	5.82%
Class B	6.32%	15.72%	8.45%	5.43%	5.01%
Class C	6.24%	15.64%	8.42%	5.43%	5.02%
Barclays Municipal Bond Index†	4.18%	10.17%	7.13%	6.23%	5.45%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	3.79%	13.39%	8.25%	5.65%	5.53%
Class B (max 4.00% CDSC)	2.32%	12.72%	7.88%	5.26%	5.01%
Class C (max 1.00% CDSC)	5.24%	15.64%	8.42%	5.43%	5.02%
Barclays Municipal Bond Index†	4.18%	10.17%	7.13%	6.23%	5.45%
No Sales Charges
Class S	6.85%	16.87%	9.53%	6.48%	6.02%
Institutional Class	6.86%	16.79%	9.54%	6.52%	6.06%
Barclays Municipal Bond Index†	4.18%	10.17%	7.13%	6.23%	5.45%

‡ Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 9/30/12 (most recent calendar quarter end)
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	13.58%	7.02%	5.76%	5.29%
Class B	12.72%	6.22%	4.96%	4.49%
Class C	12.73%	6.23%	4.99%	4.50%
Barclays Municipal Bond Index†	8.32%	5.99%	6.06%	5.03%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	10.45%	6.03%	5.17%	5.00%
Class B (max 4.00% CDSC)	9.72%	5.63%	4.80%	4.49%
Class C (max 1.00% CDSC)	12.73%	6.23%	4.99%	4.50%
Barclays Municipal Bond Index†	8.32%	5.99%	6.06%	5.03%
No Sales Charges
Class S	13.85%	7.29%	6.01%	5.49%
Institutional Class	13.95%	7.33%	6.07%	5.55%
Barclays Municipal Bond Index†	8.32%	5.99%	6.06%	5.03%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2012 are 1.03%, 1.80%, 1.77%, 0.90% and 0.79% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 11/30/12	$13.36	$13.36	$13.36	$13.37	$13.37
5/31/12	$12.78	$12.78	$12.79	$12.79	$12.79
Distribution Information: Six Months as of 11/30/12: Income Dividends	$.27	$.22	$.22	$.29	$.29
November Income Dividend	$.0453	$.0370	$.0371	$.0479	$.0479
SEC 30-day Yield†† as of 11/30/12	2.41%	1.74%	1.74%	2.73%	2.73%
Tax Equivalent Yield†† as of 11/30/12	3.71%	2.68%	2.68%	4.20%	4.20%
Current Annualized Distribution Rate†† as of 11/30/12	4.07%	3.32%	3.33%	4.30%	4.30%

†† The SEC yield is net investment income per share earned over the month ended November 30, 2012 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.35%, 1.68%, 1.69%, 2.56% and 2.63% for Classes A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.01%, 3.26%, 3.28%, 4.13% and 4.20% for Classes A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — High-Yield Municipal Funds Category as of 11/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	87	of	162	53
3-Year	101	of	142	71
5-Year	24	of	126	19
10-Year	20	of	91	21
Class B 1-Year	110	of	162	68
3-Year	129	of	142	90
5-Year	51	of	126	40
10-Year	60	of	91	65
Class C 1-Year	114	of	162	70
3-Year	130	of	142	91
5-Year	50	of	126	39
10-Year	59	of	91	64
Class S 1-Year	78	of	162	48
3-Year	93	of	142	65
5-Year	13	of	126	10
10-Year	10	of	91	10
Institutional Class 1-Year	82	of	162	50
3-Year	92	of	142	64
5-Year	10	of	126	8
10-Year	9	of	91	9

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Portfolio Management Team

Philip G. Condon, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 1987.

• Head of US Retail Fixed Income Funds.

• Joined Deutsche Asset Management in 1983.

• BA and MBA, University of Massachusetts at Amherst.

Rebecca L. Flinn, Director

Portfolio Manager of the fund. Joined the fund in 1998.

• Joined Deutsche Asset Management in 1986.

• BA, University of Redlands, California.

A. Gene Caponi, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2009.

• Joined Deutsche Asset Management in 1998.

• BS, State University of New York, Oswego; MBA, State University of New York at Albany.

Portfolio Summary (Unaudited)

Investment Portfolio as of November 30, 2012 (Unaudited)
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.3%
Alabama 0.1%
Montgomery, AL, Medical Clinic Board, Health Care Facility Revenue, Jackson Hospital & Clinic, 5.25%, 3/1/2036	2,000,000	2,075,720
Arizona 1.3%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	4,811,640
Arizona, State Health Facilities Authority, Hospital Systems Revenue, Phoenix Children's Hospital, Series A, 5.0%, 2/1/2034	2,500,000	2,797,050
Maricopa County, AZ, Pollution Control Corp. Revenue, El Paso Electric Co. Project, Series B, 7.25%, 4/1/2040	3,930,000	4,794,443
Pima County, AZ, Industrial Development Revenue, Tucson Electric Power:
5.75%, 9/1/2029	2,250,000	2,398,568
Series A, 6.375%, 9/1/2029	5,000,000	5,049,150
Tempe, AZ, Industrial Development Authority Revenue, Tempe Life Care Village, Inc.:
Series A, 6.25%, 12/1/2042	1,535,000	1,694,394
Series A, 6.25%, 12/1/2046	1,400,000	1,540,000
Yavapai County, AZ, Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series A-1, 144A, AMT, 4.9%, 3/1/2028	5,000,000	5,297,500
		28,382,745
California 9.8%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.125%, 4/1/2039	10,000,000	11,779,100
Series F-1, 5.5%, 4/1/2043	10,000,000	11,721,300
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	8,750,000	12,936,262
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	5,000,000	5,354,150
California, State General Obligation:
5.0%, 2/1/2032	10,000,000	11,915,000
5.0%, 8/1/2034	5,185,000	5,926,455
5.0%, 9/1/2041	5,000,000	5,783,300
5.5%, 3/1/2040	5,130,000	6,195,911
California, State General Obligation, Various Purposes:
5.0%, 11/1/2032	10,000,000	11,376,600
5.0%, 6/1/2037	10,000,000	11,015,800
5.0%, 11/1/2037	9,145,000	10,154,425
5.0%, 12/1/2037	5,000,000	5,560,750
5.0%, 4/1/2038	2,650,000	2,982,469
5.25%, 10/1/2032	10,000,000	12,145,700
5.25%, 4/1/2035	6,135,000	7,392,859
5.75%, 4/1/2031	23,360,000	28,540,314
California, State Public Works Board, Lease Revenue, Capital Projects:
Series A-1, 6.0%, 3/1/2035	10,175,000	12,331,693
Series I-1, 6.375%, 11/1/2034	5,000,000	6,172,100
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Series A, 5.0%, 4/1/2042	2,645,000	3,081,055
California, Statewide Communities Development Authority Revenue, Los Angeles County Museum of Art, Series B, 0.16%**, 12/1/2037, LOC: Union Bank NA	630,000	630,000
California, Statewide Communities Development Authority Revenue, Terraces At San Joaquin Gardens Project:
Series A, 5.625%, 10/1/2032	500,000	537,485
Series A, 6.0%, 10/1/2042	1,000,000	1,096,420
Series A, 6.0%, 10/1/2047	1,000,000	1,092,310
Irvine, CA, Unified School District Special Tax, Community Facilities District, Series 1-B, 0.18%**, 9/1/2051, LOC: Bank of America NA	7,500,000	7,500,000
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	620,000	745,314
Los Angeles, CA, Department of Water & Power, Waterworks Revenue, Series B, 5.0%, 7/1/2037	2,500,000	2,988,575
San Buenaventura, CA, Community Memorial Health Systems, 7.5%, 12/1/2041	3,250,000	4,105,693
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	2,050,000	2,430,480
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series A, 5.125%, 11/1/2039	10,400,000	12,423,528
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay South Redevelopment, Series D, 7.0%, 8/1/2041	1,400,000	1,642,172
Vernon, CA, Electric Systems Revenue, Series A, 5.5%, 8/1/2041	2,240,000	2,526,272
		220,083,492
Colorado 2.3%
Colorado, E-470 Public Highway Authority Revenue:
Series C, 5.375%, 9/1/2026	2,000,000	2,254,040
Series A-1, 5.5%, 9/1/2024, INS: NATL	3,500,000	3,831,520
Colorado, Health Facilities Authority Revenue, Christian Living Communities Project, Series A, 5.75%, 1/1/2037	1,000,000	1,036,700
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	11,750,000	12,212,480
Colorado, Health Facilities Authority Revenue, Valley View Hospital Association, 5.75%, 5/15/2036	2,000,000	2,202,480
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028, GTY: Merrill Lynch & Co., Inc.	6,365,000	8,567,163
Colorado, Regional Transportation District, Private Activity Revenue, Denver Transit Partners, 6.0%, 1/15/2041	2,000,000	2,388,860
Colorado, State Health Facilities Authority Revenue, Christian Living Community, 6.375%, 1/1/2041	1,615,000	1,798,319
Colorado, State Health Facilities Authority Revenue, Covenant Retirement Communities, Series A, 5.0%, 12/1/2033	4,835,000	5,290,892
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,514,975
University of Colorado, Hospital Authority Revenue, Series A, 5.0%, 11/15/2042	9,000,000	10,277,190
		52,374,619
Connecticut 1.6%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	20,000,000	23,120,800
Connecticut, Mohegan Tribe Indians Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	2,983,290
Hamden, CT, Facility Revenue, Whitney Center Project, Series A, 7.625%, 1/1/2030	1,200,000	1,356,912
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A, 6.5%, 9/1/2031*	7,295,000	3,110,880
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010*	2,000,000	802,500
Series B, 144A, Zero Coupon, 9/1/2011*	2,000,000	802,500
Series B, 144A, Zero Coupon, 9/1/2012*	2,000,000	802,500
Series B, 144A, Zero Coupon, 9/1/2013*	2,000,000	799,600
Series B, 144A, Zero Coupon, 9/1/2014*	2,000,000	756,400
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A, 5.7%, 9/1/2012*	1,000,000	425,000
		34,960,382
Florida 7.4%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	295,000	293,380
Broward County, FL, Airport Systems Revenue, Series Q-1, 5.0%, 10/1/2037	10,635,000	12,341,279
Florida, Capital Region Community Development District, Capital Improvement Revenue, Series A, 7.0%, 5/1/2039	6,170,000	6,074,673
Florida, Harbourage at Braden River Community Development District, Capital Improvement Revenue, Series A, 6.125%, 5/1/2034	1,380,000	1,393,234
Florida, Middle Village Community Development District, Special Assessment, Series A, 6.0%, 5/1/2035	8,495,000	7,273,164
Florida, Special Assessment Revenue, East Park Community Development District, Series A, 7.5%, 5/1/2039*	1,715,000	1,335,282
Florida, Tolomato Community Development District, Special Assessment, 5.4%, 5/1/2037	16,790,000	16,817,368
Florida, Village Community Development District No. 9, Special Assessment Revenue:
5.5%, 5/1/2042	1,575,000	1,697,913
7.0%, 5/1/2041	1,930,000	2,273,849
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System:
Series G, 5.125%, 11/15/2020	970,000	1,108,982
Series G, Prerefunded, 5.125%, 11/15/2020	30,000	35,296
Series G, Prerefunded, 5.125%, 11/15/2021	70,000	82,356
Series G, 5.125%, 11/15/2022	2,205,000	2,514,516
Series G, Prerefunded, 5.125%, 11/15/2022	75,000	88,239
Series G, 5.125%, 11/15/2023	2,245,000	2,560,131
Series G, Prerefunded, 5.125%, 11/15/2023	180,000	211,774
Hillsborough County, FL, Industrial Development Authority Revenue, Health Facilities, University Community Hospital, Series A, Prerefunded, 5.625%, 8/15/2029	6,625,000	8,289,531
Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,985,935
Martin County, FL, Health Facilities Authority, Martin Memorial Medical Center, 5.5%, 11/15/2042	3,040,000	3,427,995
Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center:
5.0%, 11/15/2029	1,000,000	1,130,760
144A, 6.75%, 11/15/2029	7,005,000	7,563,719
144A, Prerefunded, 6.75%, 11/15/2029	1,095,000	1,227,167
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A, AMT, 5.25%, 10/1/2033, INS: AGC	10,000,000	11,041,000
Series A-1, 5.5%, 10/1/2041	5,000,000	5,891,750
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	5,000,000	5,715,800
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2037	9,250,000	10,776,897
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	3,650,000	4,221,079
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series C, 5.25%, 10/1/2035	5,000,000	5,556,950
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	1,009,730
Palm Beach County, FL, Health Facilities Authority Revenue, Waterford Project, 5.375%, 11/15/2022	2,600,000	2,756,910
Palm Beach County, FL, Health Facilities Authority, Retirement Community Revenue, Acts Retirement-Life Communities, Inc., 5.5%, 11/15/2033	9,000,000	10,078,200
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027, INS: NATL	2,500,000	2,659,725
Seminole Tribe, FL, Special Obligation Revenue:
Series A, 144A, 5.5%, 10/1/2024	8,000,000	8,787,920
Series A, 144A, 5.75%, 10/1/2022	9,500,000	10,608,555
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2024	1,000,000	1,153,640
5.0%, 8/15/2025	5,000,000	5,768,200
		165,752,899
Georgia 3.8%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	3,002,790
Atlanta, GA, Airport Revenue, Series C, AMT, 5.0%, 1/1/2037	2,935,000	3,317,724
Atlanta, GA, Tax Allocation, Beltline Project, Series B, 7.375%, 1/1/2031	4,915,000	6,135,444
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,045,000	1,068,711
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.375%, 11/1/2039, INS: AGMC	10,000,000	11,681,200
Series A, 6.25%, 11/1/2034	10,000,000	12,369,000
De Kalb County, GA, Hospital Authority Revenue, Anticipation Certificates, Dekalb Medical Center, Inc. Project, 6.125%, 9/1/2040	7,500,000	9,003,825
De Kalb County, GA, Water & Sewer Revenue:
Series A, 5.25%, 10/1/2032	820,000	990,175
Series A, 5.25%, 10/1/2033	1,365,000	1,639,925
Series A, 5.25%, 10/1/2036	4,635,000	5,488,396
Series A, 5.25%, 10/1/2041	8,985,000	10,600,952
Georgia, Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates-Southeast Health, Series A, 5.625%, 8/1/2034	5,500,000	6,295,135
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019 (a)	10,000,000	11,579,600
Series A, 5.5%, 9/15/2024	2,440,000	3,023,965
		86,196,842
Guam 0.7%
Government of Guam, General Obligation, Series A, 7.0%, 11/15/2039	10,155,000	11,582,285
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,345,786
Guam, Power Authority Revenue, Series A, 5.5%, 10/1/2030	3,000,000	3,438,930
		16,367,001
Hawaii 1.6%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2034	15,000,000	17,357,550
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, 15 Craigside Project, Series A, 9.0%, 11/15/2044	2,000,000	2,449,400
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc.:
Series B, AMT, 4.6%, 5/1/2026, INS: FGIC	11,790,000	12,445,760
6.5%, 7/1/2039, GTY: Hawaiian Electric Co., Inc.	2,500,000	2,961,875
		35,214,585
Illinois 6.8%
Chicago, IL, Board of Education, Series A, 5.5%, 12/1/2039	10,000,000	12,016,400
Chicago, IL, General Obligation:
Series A, 5.0%, 1/1/2033	10,000,000	11,593,000
Series A, 5.25%, 1/1/2029, INS: AGMC	175,000	182,886
Series A, 5.25%, 1/1/2035	4,050,000	4,676,292
Chicago, IL, O'Hare International Airport Revenue, Third Lien:
Series A, 5.75%, 1/1/2039	9,955,000	12,030,617
Series B, 6.0%, 1/1/2041	12,095,000	15,291,950
Chicago, IL, Waterworks Revenue, 5.0%, 11/1/2042	4,410,000	5,188,718
Cook County, IL, Forest Preservation District, Series C, 5.0%, 12/15/2037	1,845,000	2,148,355
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	5,500,000	6,100,875
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg:
Series A, 5.625%, 2/15/2037	5,000,000	5,063,650
7.25%, 2/15/2045	4,000,000	4,498,800
Illinois, Finance Authority Revenue, Park Place of Elmhurst, Series A, 8.125%, 5/15/2040	8,000,000	8,670,080
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028, INS: NATL	1,250,000	1,445,038
Illinois, Finance Authority Revenue, Swedish Covenant Hospital, Series A, 6.0%, 8/15/2038	7,830,000	9,075,205
Illinois, Finance Authority Revenue, The Admiral at Lake Project:
Series D-3, 6.0%, 5/15/2017	905,000	906,158
Series A, 7.75%, 5/15/2030	1,675,000	2,025,477
Series A, 8.0%, 5/15/2040	1,000,000	1,211,880
Series A, 8.0%, 5/15/2046	3,500,000	4,241,580
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	1,282,979
Series A, 5.875%, 2/15/2038	500,000	518,245
Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Project, Series A, 5.0%, 6/15/2042	2,700,000	3,108,861
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place, Series B, 5.0%, 6/15/2050, INS: AGMC	8,000,000	8,929,600
Illinois, Municipal Electric Agency, Power Supply Revenue:
Series A, 5.25%, 2/1/2023, INS: FGIC, NATL	3,500,000	4,054,295
Series A, 5.25%, 2/1/2024, INS: FGIC, NATL	2,500,000	2,895,925
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	6,405,000	7,894,483
Illinois, State Finance Authority Revenue, Ascension Health Credit Group:
Series A, 5.0%, 11/15/2032 (a)	2,435,000	2,857,862
Series A, 5.0%, 11/15/2037	1,715,000	1,974,668
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	5,265,000	5,862,525
Illinois, State Finance Authority Revenue, Trinity Health Corp., Series L, 5.0%, 12/1/2030	1,500,000	1,768,185
Illinois, State Finance Authority Revenue, University of Chicago Medical Center, Series B, 0.17%**, 8/1/2044, LOC: Wells Fargo Bank NA	3,000,000	3,000,000
Springfield, IL, Water Revenue, 5.0%, 3/1/2037	1,360,000	1,609,043
		152,123,632
Indiana 0.8%
Indiana, Health & Educational Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, 5.5%, 3/1/2037	1,750,000	1,923,740
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	1,002,820
Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, 5.0%, 3/1/2041	6,105,000	6,784,914
North Manchester, IN, Peabody Retirement Community Project Revenue, Series A, 2.755%, 7/1/2033 (b)	3,000,000	1,019,970
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc.:
144A, 5.5%, 9/1/2027	1,000,000	1,057,180
8.0%, 9/1/2041	4,000,000	4,950,840
		16,739,464
Iowa 0.7%
Altoona, IA, Urban Renewal Tax Increment Revenue, Annual Appropriation:
6.0%, 6/1/2034	1,000,000	1,103,000
6.0%, 6/1/2039	2,000,000	2,194,380
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	5,000,000	5,294,150
Iowa, Finance Authority, Health Facilities Revenue, Iowa Health System, Series B, 0.18%**, 2/15/2035, LOC: JPMorgan Chase Bank NA	7,400,000	7,400,000
		15,991,530
Kansas 0.6%
Lenexa, KS, Health Care Facility Revenue, 5.5%, 5/15/2039	6,340,000	6,536,604
Lenexa, KS, Health Care Facility Revenue, Lakeview Village, Inc. Project, 7.25%, 5/15/2039	1,200,000	1,367,292
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, 5.0%, 11/15/2034	3,410,000	3,822,883
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	1,345,000	1,345,161
		13,071,940
Kentucky 1.2%
Jeffersontown, KY, Lease Program Revenue, State League of Cities Funding Trust, 0.16%**, 3/1/2030, LOC: U.S. Bank NA	2,285,000	2,285,000
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	15,000,000	18,261,750
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2033, INS: AGC	3,635,000	4,118,346
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	1,000,000	1,072,860
		25,737,956
Louisiana 2.3%
DeSoto Parish, LA, Environmental Improvement Revenue, International Paper Co. Project:
Series A, AMT, 5.0%, 11/1/2018	1,260,000	1,339,166
Series A, AMT, 5.75%, 9/1/2031	5,000,000	5,363,800
East Baton Rouge Parish, LA, Industrial Development Board, Inc. Revenue, Exxon Mobil Project, Gulf Opportunity Zone, Series A, 0.16%**, 8/1/2035	6,000,000	6,000,000
Louisiana, Local Government Environmental Facilities & Community Development, Westlake Chemical Corp., Series A, 6.5%, 8/1/2029	6,055,000	7,217,802
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	6,000,000	6,810,180
Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, 6.75%, 5/15/2041	2,500,000	3,093,475
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,650,050
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	15,000,000	16,188,900
		51,663,373
Maine 0.5%
Maine, Health & Higher Educational Facilities Authority Revenue, Maine General Medical Center, 6.75%, 7/1/2036	9,000,000	11,126,340
Maryland 1.7%
Anne Arundel County, MD, Special Obligation, National Business Park North Project, 6.1%, 7/1/2040	2,200,000	2,408,670
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2031	7,000,000	4,913,440
Series B, 5.25%, 12/1/2031	3,400,000	2,487,100
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Series A, 6.125%, 1/1/2036	3,250,000	3,825,868
Maryland, State Health & Higher Educational Facilities Authority Revenue, Doctors Community Hospital, Inc., 5.75%, 7/1/2038	6,250,000	6,905,563
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center:
Series A, 5.0%, 7/1/2037	5,005,000	5,286,731
6.25%, 7/1/2031	2,500,000	3,040,125
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	2,660,000	2,935,895
6.0%, 1/1/2028	6,100,000	6,869,698
		38,673,090
Massachusetts 3.0%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	8,805,000	7,045,673
AMT, 8.0%, 9/1/2035*	960,000	330,374
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Groves-Lincoln:
Series A, 7.75%, 6/1/2039	1,250,000	587,500
Series A, 7.875%, 6/1/2044	1,250,000	587,500
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015, GTY: Harvard Pilgrim Health Care	1,900,000	1,944,916
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,435,000	3,437,267
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	7,584,845
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	430,598	2,282
Series A-2, 5.5%, 11/15/2046	86,572	55,152
Series A-1, 6.25%, 11/15/2039	1,621,881	1,236,619
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series L, 5.0%, 7/1/2036	6,070,000	7,080,230
Massachusetts, State Development Finance Agency Revenue, Tufts Medical Center, Inc., Series I, 7.25%, 1/1/2032	2,250,000	2,897,415
Massachusetts, State Health & Educational Facilities Authority Revenue, Caregroup Healthcare System:
Series E-1, 5.0%, 7/1/2028	1,500,000	1,678,410
Series E-1, 5.125%, 7/1/2038	1,500,000	1,655,880
Massachusetts, State Health & Educational Facilities Authority Revenue, Jordan Hospital, Series B, 6.875%, 10/1/2015	2,475,000	2,483,242
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center:
Series E, 5.0%, 7/15/2022	2,250,000	2,387,543
Series E, 5.0%, 7/15/2032	3,250,000	3,339,538
Series E, 5.0%, 7/15/2037	2,750,000	2,815,340
Massachusetts, State Health & Educational Facilities Authority Revenue, South Shore Hospital:
Series F, 5.625%, 7/1/2019	370,000	371,351
Series F, 5.75%, 7/1/2029	1,480,000	1,485,298
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	7,145,000	8,139,370
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2016, INS: AMBAC	5,000,000	5,011,150
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	4,000,000	4,008,440
		66,165,335
Michigan 3.3%
Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:
7.0%, 11/15/2038	4,500,000	4,754,745
7.125%, 11/15/2043	1,500,000	1,593,600
Detroit, MI, Water & Sewerage Department Disposal System Revenue, Series A, 5.25%, 7/1/2039	2,100,000	2,343,558
Detroit, MI, Water Supply Systems Revenue, Series A, 5.75%, 7/1/2037	7,590,000	8,626,642
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community:
5.375%, 5/15/2027	1,000,000	1,010,220
5.5%, 5/15/2036	1,000,000	1,001,930
Kentwood, MI, Economic Development Corp., Limited Obligation, Holland Home, 5.625%, 11/15/2041	3,750,000	3,975,600
Michigan, State Finance Authority Revenue, Trinity Health Corp., 5.0%, 12/1/2031	10,910,000	12,803,649
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023, INS: AGMC	7,500,000	8,576,100
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health Hospital, 5.75%, 11/15/2039	6,315,000	7,404,716
Michigan, State Hospital Finance Authority, Trinity Health Credit Group, Series C, 5.0%, 12/1/2034	7,215,000	8,345,518
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Motion Picture Studios, Recovery Zone Project, Series A, 144A, 7.0%, 8/1/2040	6,000,000	6,133,560
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport:
Series A, 5.0%, 12/1/2037	3,945,000	4,503,375
Series A, 5.0%, 12/1/2042	3,450,000	3,894,464
		74,967,677
Minnesota 0.2%
Minnesota, Tobacco Securitization Authority, Tobacco Settlement Revenue, Series B, 5.25%, 3/1/2031	4,000,000	4,504,040
Mississippi 1.3%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	6,585,205
Mississippi, State Business Finance Commission, Gulf Opportunity Zone, Chevron U.S.A., Inc. Project, Series A, 0.17%**, 12/1/2030, GTY: Chevron Corp.	8,630,000	8,630,000
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.375%, 12/1/2035	1,000,000	1,118,330
Series A, 5.5%, 9/1/2031	4,250,000	4,531,690
Series A, 5.8%, 5/1/2034, GTY: International Paper Co.	4,000,000	4,593,640
Series A, 6.5%, 9/1/2032	2,620,000	3,046,929
		28,505,794
Missouri 0.7%
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	2,094,460
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	1,024,660
Kirkwood, MO, Industrial Development Authority, Retirement Community Revenue, Aberdeen Heights:
Series A, 8.25%, 5/15/2039	1,000,000	1,216,930
Series A, 8.25%, 5/15/2045	2,850,000	3,462,237
Missouri, State Health & Educational Facilities Authority, Lutheran Senior Services, 6.0%, 2/1/2041	2,250,000	2,588,737
St. Louis, MO, Lambert-St. Louis International Airport Revenue, Series A-1, 6.625%, 7/1/2034	4,085,000	4,921,894
		15,308,918
Nebraska 0.2%
Douglas County, NE, Hospital Authority No. 002 Revenue, Health Facilities, Immanuel Obligation Group, 5.625%, 1/1/2040	1,500,000	1,721,265
Lancaster County, NE, Hospital Authority No.1, Health Facilities Revenue, Immanuel Obligation Group, 5.625%, 1/1/2040	2,500,000	2,868,775
		4,590,040
Nevada 0.8%
Clark County, NV, School District, Series A, 5.0%, 6/15/2022, INS: FGIC, NATL	4,830,000	5,691,913
Las Vegas Valley, NV, Water District, Series B, 5.0%, 6/1/2037	3,565,000	4,210,515
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	5,302,450
Sparks, NV, Local Improvement Districts, Limited Obligation District No. 3, 6.75%, 9/1/2027	2,000,000	2,097,560
		17,302,438
New Hampshire 1.2%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood-Heritage Heights:
Series A, 5.35%, 1/1/2026	1,035,000	1,062,138
Series A, 5.4%, 1/1/2030	550,000	560,445
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 7.0%, 1/1/2038	5,325,000	6,591,498
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,765,630
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	415,000	416,054
5.625%, 7/1/2018	1,615,000	1,617,729
New Hampshire, State Business Finance Authority Revenue, Elliot Hospital Obligation Group, Series A, 6.125%, 10/1/2039	5,000,000	5,740,800
New Hampshire, State Business Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.2%, 5/1/2027	4,000,000	4,350,000
New Hampshire, State Health & Education Facilities Authority Revenue, Rivermead Retirement Community:
Series A, 6.625%, 7/1/2031	700,000	802,256
Series A, 6.875%, 7/1/2041	2,825,000	3,256,999
		27,163,549
New Jersey 4.9%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,038,550
New Jersey, Economic Development Authority Revenue, Cigarette Tax, Prerefunded, 5.75%, 6/15/2034	1,165,000	1,262,510
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue, Series A, 5.0%, 7/1/2023, INS: NATL	1,770,000	1,879,103
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,611,600
New Jersey, Health Care Facilities Financing Authority Revenue, St. Joseph's Health Care System, 6.625%, 7/1/2038	5,785,000	6,709,154
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,426,225
New Jersey, State Economic Development Authority Revenue, 5.0%, 6/15/2028	450,000	521,159
New Jersey, State Economic Development Authority, Continental Airlines, Inc. Project, AMT, 4.875%, 9/15/2019	13,370,000	13,762,276
New Jersey, State Health Care Facilities Financing Authority Revenue, Saint Barnabas Health, Series A, 5.625%, 7/1/2032	3,500,000	4,142,810
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series B, 5.25%, 6/15/2036	18,665,000	22,234,681
Series B, 5.5%, 6/15/2031	9,100,000	11,231,220
Series A, 5.5%, 6/15/2041	7,000,000	8,465,380
New Jersey, State Turnpike Authority Revenue, Series A, 5.0%, 1/1/2035	2,625,000	3,118,999
New Jersey, Tobacco Settlement Financing Corp.:
Series 1A, 4.75%, 6/1/2034	16,240,000	14,601,546
Series 1-A, 5.0%, 6/1/2029	15,965,000	15,971,386
		108,976,599
New Mexico 0.4%
Farmington, NM, Pollution Control Revenue, Public Service Co. of New Mexico, Series C, 5.9%, 6/1/2040	7,500,000	8,457,225
New York 4.4%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	3,000,000	3,398,160
Series A, 5.75%, 11/15/2022	1,500,000	1,747,215
Hudson, NY, Yards Infrastructure Corp. Revenue:
Series A, 5.25%, 2/15/2047	5,000,000	5,865,350
Series A, 5.75%, 2/15/2047	7,000,000	8,517,250
New York, Metropolitan Transportation Authority Revenue:
Series D, 5.0%, 11/15/2032	5,435,000	6,475,585
Series E, 5.0%, 11/15/2042	3,790,000	4,432,974
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, 5.25%, 7/1/2024	820,000	910,544
New York, State Dormitory Authority Revenues, Orange Regional Medical Center, 6.125%, 12/1/2029	2,000,000	2,263,540
New York, State Dormitory Authority, Personal Income Tax Revenue, Series C, 5.0%, 3/15/2041	10,000,000	11,742,700
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction:
5.0%, 12/15/2041	4,260,000	4,994,722
5.25%, 12/15/2043	8,000,000	9,524,320
New York, State Thruway Authority Revenue, Series I, 5.0%, 1/1/2037	4,020,000	4,744,525
New York & New Jersey, Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	5,795,000	6,932,616
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.75%, 8/1/2031, GTY: AMR Corp.	1,470,000	1,553,687
AMT, 8.0%, 8/1/2028, GTY: AMR Corp.	3,000,000	3,170,850
New York City, NY, Industrial Development Agency, Special Facility Revenue, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,537,650
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series B-3, 0.18%**, 6/15/2025, SPA: Bank of America NA	1,000,000	1,000,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second Generation-Fiscal 2008, Series BB-2, 0.18%**, 6/15/2035, SPA: Bank of America NA	8,000,000	8,000,000
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	687,525
Port Authority of New York & New Jersey, AMT, 5.0%, 10/1/2034	10,000,000	11,648,600
		99,147,813
North Carolina 0.2%
Charlotte, NC, Airport Revenue, Series A, 5.0%, 7/1/2039	1,450,000	1,674,663
North Carolina, Electric Revenue, Municipal Power Agency, Series F, Prerefunded, 5.5%, 1/1/2016	1,000,000	1,004,550
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	2,558,650
		5,237,863
North Dakota 0.1%
Grand Forks, ND, Health Care System Revenue, Altru Health System, 5.0%, 12/1/2032	2,000,000	2,222,620
Ohio 1.2%
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2030	1,000,000	1,161,030
Hamilton County, OH, Health Care Facilities Revenue, Christ Hospital Project, 5.5%, 6/1/2042	3,100,000	3,588,033
Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project:
6.125%, 1/1/2031	2,100,000	2,287,047
6.625%, 1/1/2046	2,500,000	2,896,125
Kent, OH, State University Revenues, General Receipts, Series A, 5.0%, 5/1/2037	5,060,000	5,891,712
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2037	6,325,000	7,245,541
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project, Series 2010, 5.75%, 11/15/2040	3,000,000	3,468,420
		26,537,908
Oklahoma 0.3%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project, Series A, 7.25%, 11/1/2045	6,500,000	7,503,600
Oregon 0.8%
Clackamas County, OR, North Clackamas School District No. 12, Series B, 5.0%, 6/15/2023, INS: AGMC	10,420,000	12,233,080
Port of Portland, OR, Special Obligation Revenue, Horizon Air Industries, Inc. Project, AMT, 0.18%**, 6/15/2027, LOC: Bank of America NA	6,000,000	6,000,000
		18,233,080
Pennsylvania 2.4%
Cumberland County, PA, Municipal Authority Revenue, Asbury Obligation Group, 6.125%, 1/1/2045	4,350,000	4,840,984
Lancaster County, PA, Hospital Authority Revenue, Brethren Village Project, Series A, 6.375%, 7/1/2030	1,000,000	1,089,520
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	2,454,312
Montgomery County, PA, Industrial Development Authority, Acts Retirement-Life Communities, Inc., 0.19%**, 11/15/2029, INS: Radian, LOC: TD Bank NA	1,850,000	1,850,000
Northampton County, PA, Hospital Authority Revenue, St. Luke's Hospital Project:
Series A, 5.375%, 8/15/2028	3,500,000	3,904,740
Series A, 5.5%, 8/15/2035	6,500,000	7,236,320
Pennsylvania, Economic Development Finance Authority, U.S. Airways Group, Series B, 8.0%, 5/1/2029, GTY: U.S. Airways, Inc.	1,000,000	1,170,480
Pennsylvania, Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility, 6.25%, 1/1/2032	1,500,000	1,753,260
Pennsylvania, State Turnpike Commission Revenue, Series A, 6.5%, 12/1/2036	6,385,000	8,008,386
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,085,000	7,895,737
Philadelphia, PA, Gas Works Revenue, 5.25%, 8/1/2040	3,000,000	3,302,610
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Temple University Health Systems, Series A, 5.0%, 7/1/2034	10,000,000	10,334,400
		53,840,749
Puerto Rico 4.4%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	25,750,000	27,305,300
Commonwealth of Puerto Rico, General Obligation, Series A, 6.0%, 7/1/2038	7,200,000	7,722,360
Commonwealth of Puerto Rico, Public Improvement, Series B, 6.5%, 7/1/2037	10,000,000	11,192,000
Puerto Rico, Electric Power Authority Revenue:
Series TT, 5.0%, 7/1/2032	5,500,000	5,632,055
Series TT, 5.0%, 7/1/2037	4,000,000	4,054,600
Series XX, 5.25%, 7/1/2040	6,665,000	6,902,807
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series M, 6.25%, 7/1/2022	5,000,000	5,829,750
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	4,570,000	4,962,517
Series A, 5.75%, 8/1/2037	2,130,000	2,377,208
Series A, 6.5%, 8/1/2044	10,000,000	11,792,900
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	10,571,500
		98,342,997
South Carolina 0.7%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2031	1,000,000	1,170,200
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District:
Series B, 7.5%, 11/1/2015	725,000	725,682
Series A, 7.75%, 11/1/2039	4,768,000	4,605,983
South Carolina, Jobs Economic Development Authority Revenue, Bon Secours Health System, Series B, 5.625%, 11/15/2030	3,960,000	3,975,444
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, 5.75%, 8/1/2039	3,595,000	4,112,464
		14,589,773
South Dakota 0.4%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health:
Series B, 5.25%, 7/1/2038	3,000,000	3,293,730
Series B, 5.5%, 7/1/2035	5,000,000	5,606,950
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	1,090,180
		9,990,860
Tennessee 2.3%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,877,025
5.0%, 12/15/2018	2,160,000	2,474,172
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	3,000,000	3,450,120
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, First Mortgage, Mountain States Health Alliance, Series A, 5.5%, 7/1/2036	18,795,000	20,205,189
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, Mountain States Health Alliance:
5.0%, 8/15/2042	2,000,000	2,249,400
6.5%, 7/1/2038	3,570,000	4,397,026
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series C, 5.0%, 2/1/2027	6,435,000	7,539,053
Series A, 5.25%, 9/1/2018	8,000,000	9,308,320
		52,500,305
Texas 12.2%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	2,517,795
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,411,000	1,731,339
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 3.375%, 4/1/2027 (c)	4,910,000	2,434,574
Bexar County, TX, Health Facilities Development Corp. Revenue, Army Retirement Residence Project, 6.2%, 7/1/2045	6,000,000	6,866,700
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental Health, Dow Chemical Co. Project:
Series B-2, 4.95%, 5/15/2033	4,000,000	4,382,640
Series A-3, AMT, 5.125%, 5/15/2033	9,000,000	9,710,190
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, 144A, AMT, 8.25%, 5/1/2033	7,000,000	977,760
Cass County, TX, Industrial Development Corp., Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/1/2024	2,000,000	2,659,200
Central Texas, Regional Mobility Authority Revenue, Capital Appreciation:
Zero Coupon, 1/1/2030	5,000,000	2,230,000
Zero Coupon, 1/1/2032	3,500,000	1,366,995
Central Texas, Regional Mobility Authority Revenue, Senior Lien, 6.0%, 1/1/2041	5,455,000	6,509,724
Houston, TX, Airport Systems Revenue, Series B, 5.0%, 7/1/2032	1,490,000	1,765,948
Houston, TX, Airport Systems Revenue, Special Facilities Continental Airlines, Inc. Terminal Projects, AMT, 6.625%, 7/15/2038	2,000,000	2,240,180
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/1/2029	10,100,000	10,141,814
La Vernia, TX, Higher Education Finance Corp. Revenue, Lifeschools of Dallas:
Series A, 7.25%, 8/15/2031	1,275,000	1,494,491
Series A, 7.5%, 8/15/2041	1,785,000	2,115,796
Lewisville, TX, Combination Contract Revenue, 144A, 6.75%, 10/1/2032	15,750,000	16,890,300
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030, INS: AMBAC	11,000,000	11,899,360
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, Central Power & Light Co. Project, Series A, 6.3%, 11/1/2029	3,000,000	3,577,110
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	1,000,000	1,166,290
Second Tier, Series F, 5.75%, 1/1/2038	17,500,000	19,749,625
First Tier, 6.0%, 1/1/2043	5,000,000	6,020,000
First Tier, Series A, 6.25%, 1/1/2039	9,525,000	11,185,874
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039, INS: AMBAC	8,000,000	8,262,640
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility, Mirador Project:
Series A, 8.125%, 11/15/2039	1,000,000	1,135,200
Series A, 8.25%, 11/15/2044	3,430,000	3,907,525
Texas, Dallas/Fort Worth International Airport Revenue:
Series B, 5.0%, 11/1/2035	5,740,000	6,642,271
Series D, 5.0%, 11/1/2035	2,715,000	3,108,539
Series D, AMT, 5.0%, 11/1/2038	10,645,000	11,897,916
Series A, 5.25%, 11/1/2038	15,000,000	17,414,550
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	5,000,000	5,018,550
Texas, Love Field Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project, 5.25%, 11/1/2040	7,445,000	8,118,624
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series D, 5.625%, 12/15/2017	10,635,000	11,955,867
Series D, 6.25%, 12/15/2026	16,875,000	22,393,125
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	10,000,000	11,908,100
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue:
5.0%, 12/15/2030 (d)	1,670,000	1,863,303
5.0%, 12/15/2031 (d)	3,330,000	3,700,629
5.0%, 12/15/2032 (d)	3,330,000	3,691,805
Texas, State Transportation Commission, Turnpike Systems Revenue, Series A, 5.0%, 8/15/2041	12,820,000	14,554,418
Texas, Uptown Development Authority, Tax Increment Contract Revenue, Infrastructure Improvement Facilities, 5.5%, 9/1/2029	1,000,000	1,126,990
Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health:
7.0%, 11/1/2030	1,530,000	1,869,094
7.125%, 11/1/2040	3,580,000	4,335,523
		272,538,374
Virginia 0.7%
Chesapeake, VA, Toll Road Revenue, Transportation Systems Revenue, Series A, 5.0%, 7/15/2047	3,060,000	3,391,826
Virginia, Marquis Community Development Authority Revenue:
Series C, Zero Coupon, 9/1/2041	7,906,000	899,940
Series B, 5.625%, 9/1/2041	5,332,000	4,889,071
Virginia, Mosaic District Comunity Development Authority Revenue, Series A, 6.875%, 3/1/2036	2,000,000	2,306,380
Virginia, Peninsula Ports Authority, Residential Care Facility Revenue, Virginia Baptist Homes, Series C, 5.4%, 12/1/2033	2,600,000	2,477,670
Virginia, State Small Business Financing Authority Revenue, Elizabeth River Crossings LLC Project, AMT, 6.0%, 1/1/2037	2,000,000	2,348,920
		16,313,807
Washington 1.7%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital, 6.5%, 12/1/2038	3,205,000	3,301,214
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,079,375
Washington, Port of Seattle Revenue, Series A, 5.0%, 8/1/2033	1,500,000	1,802,430
Washington, Port of Seattle, Industrial Development Corp., Special Facilities-Delta Airlines, AMT, 5.0%, 4/1/2030	2,000,000	2,031,020
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: Radian	2,970,000	3,214,342
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center:
Series B, 5.75%, 8/15/2037, INS: ACA	6,675,000	7,313,731
Series A, 6.125%, 8/15/2037	16,000,000	17,877,600
		38,619,712
West Virginia 0.6%
West Virginia, State Hospital Finance Authority Revenue, Charleston Medical Center, Series A, 5.625%, 9/1/2032	3,080,000	3,467,464
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:
6.5%, 10/1/2028	7,000,000	7,506,940
6.5%, 10/1/2038	3,000,000	3,170,730
		14,145,134
Wisconsin 1.4%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,073,750
Wisconsin, Public Finance Authority, Apartment Facilities Revenue, Senior Obligation Group, AMT, 5.0%, 7/1/2042	3,500,000	3,577,420
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.625%, 4/15/2039	8,160,000	9,499,954
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,582,550
Wisconsin, State Health & Educational Facilities Authority Revenue, Froedtert Health Obligation Group, Series A, 5.0%, 4/1/2042	3,310,000	3,819,806
Wisconsin, State Health & Educational Facilities Authority Revenue, Ministry Health Care, Inc., Series C, 5.0%, 8/15/2032	5,035,000	5,747,603
Wisconsin, State Health & Educational Facilities Authority Revenue, St. John's Communities, Inc., Series A, 7.625%, 9/15/2039	1,000,000	1,181,350
		31,482,433
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Gross Receipts Tax, Series A, 144A, 5.0%, 10/1/2032	4,000,000	4,500,800
Multi-State 0.1%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	2,915,879	2,906,695
Total Municipal Bonds and Notes (Cost $1,856,767,723)		2,091,131,748

Municipal Inverse Floating Rate Notes (e) 12.8%
California 0.2%
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027, INS: AGMC (f)	2,126,587	2,449,696
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028, INS: AGMC (f)	1,935,078	2,229,089
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.223%, 11/1/2015, Leverage Factor at purchase date: 2 to 1
		4,678,785
Hawaii 0.5%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2027 (f)	10,000,000	11,927,100
Trust: Hawaii, State General Obligation, Series 2867, 144A, 17.81%, 5/1/2016, Leverage Factor at purchase date: 4 to 1
Louisiana 0.5%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (f)	3,026,513	3,613,002
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (f)	3,304,152	3,944,442
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (f)	3,666,834	4,377,405
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 3806, 144A, 9.298%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
		11,934,849
Nevada 2.1%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (f)	7,851,481	9,132,371
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (f)	8,203,602	9,541,937
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (f)	5,298,193	6,162,541
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.251%, 6/15/2015, Leverage Factor at purchase date: 2 to 1
Las Vegas Valley, NV, General Obligation, Water District, Series A, 5.0%, 2/1/2035 (f)	9,150,000	10,493,944
Las Vegas Valley, NV, General Obligation, Water District, Series A, 5.0%, 2/1/2036 (f)	9,605,000	11,015,774
Trust: Las Vegas Valley, NV, General Obligation, Water District, 144A, 9.278%, 2/1/2016, Leverage Factor at purchase date: 2 to 1
		46,346,567
New York 1.9%
New York, State Dormitory Authority Revenues, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (f)	5,095,207	5,989,285
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 17.884%, 3/15/2015, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 2/15/2035 (f)	10,000,000	12,043,000
Trust: New York, State Dormitory Authority Revenues, Series 4688, 144A, 9.34%, 3/15/2024, Leverage Factor at purchase date: 2 to 1
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2025 (f)	4,000,000	4,789,591
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2026 (f)	3,000,000	3,592,194
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2027 (f)	3,000,000	3,592,193
Trust: New York, State Environmental Facilities Corp., Clean Drinking Water, Series 2870, 144A, 16.257%, 12/15/2015, Leverage Factor at purchase date: 3.6 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (f)	10,000,000	11,949,880
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 11.285%, 11/1/2027, Leverage Factor at purchase date: 2.5 to 1
		41,956,143
Ohio 0.6%
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (f)	4,522,767	5,105,423
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (f)	7,712,913	8,706,549
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.399%, 1/1/2016, Leverage Factor at purchase date: 3 to 1
		13,811,972
Pennsylvania 2.0%
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2023 (f)	21,790,000	25,850,250
Trust: Pennsylvania, State General Obligation, Series R-11505-1, 144A, 43.95%, 8/1/2015, Leverage Factor at purchase date: 10 to 1
Pennsylvania, State Revenue Bond, Series A, 5.0%, 8/1/2024 (f)	15,475,000	18,318,169
Trust: Pennsylvania, State Revenue Bond, Series 2720, 144A, 12.773%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
		44,168,419
Tennessee 0.8%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (f)	14,996,415	17,731,365
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 17.896%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Texas 2.7%
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2024 (f)	3,710,000	4,199,149
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2025 (f)	4,315,000	4,883,915
Trust: Conroe, TX, Independent School District, Series 2487, 144A, 17.778%, 2/15/2014, Leverage Factor at purchase date: 4 to 1
Harris County, TX, Flood Control District, Series A, 5.0%, 10/1/2034 (f)	5,500,000	6,530,920
Trust: Harris County, TX, Flood Control District, Series 4692, 144A, 9.44%, 10/11/2018, Leverage Factor at purchase date: 2 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2024 (f)	15,000,000	17,782,350
Trust: San Antonio, TX, Electric & Gas Revenue, Series 2957, 144A, 13.54%, 2/1/2016, Leverage Factor at purchase date: 3 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (f)	10,000,000	11,877,600
Trust: Texas, North East Independent School District, Series 2355, 144A, 22.2%, 8/1/2015, Leverage Factor at purchase date: 5 to 1
Texas, State Transportation Commission Revenue, 5.0%, 4/1/2026 (f)	12,500,000	14,537,125
Trust: Texas, State Transportation Commission Revenue, Series 2563, 144A, 22.08%, 4/1/2015, Leverage Factor at purchase date: 5 to 1
		59,811,059
Washington 1.5%
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.0%, 7/1/2024 (f)	10,000,000	11,473,000
Trust: Washington, Energy Northwest Electric Revenue, Series 2301, 144A, 22.2%, 7/1/2014, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series A, 5.0%, 7/1/2025 (f)	10,000,000	11,809,300
Trust: Washington, State General Obligation, Series 2154, 144A, 22.2%, 7/1/2015, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series 2007A, 5.0%, 7/1/2023, INS: AGMC (f)	10,000,000	11,507,500
Trust: Washington, State General Obligation, Series 2302, 144A, 22.2%, 7/1/2014, Leverage Factor at purchase date: 5 to 1
		34,789,800
Total Municipal Inverse Floating Rate Notes (Cost $251,133,814)		287,156,059

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,107,901,537)†	106.1	2,378,287,807
Other Assets and Liabilities, Net	(6.1)	(137,437,631)
Net Assets	100.0	2,240,850,176

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A (c)	3.375%	4/1/2027	4,910,000	4,910,000	2,434,574
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT*	8.0%	9/1/2035	960,000	960,000	330,374
Florida, Special Assessment Revenue, East Park Community Development District, Series A*	7.5%	5/1/2039	1,715,000	1,715,000	1,335,282
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A*	6.5%	9/1/2031	7,295,000	7,526,405	3,110,880
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2010	2,000,000	2,000,000	802,500
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2011	2,000,000	1,874,689	802,500
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2012	2,000,000	1,889,876	802,500
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2013	2,000,000	1,789,061	799,600
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2014	2,000,000	1,690,334	756,400
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	5.7%	9/1/2012	1,000,000	999,723	425,000
North Manchester, IN, Peabody Retirement Community Project Revenue, Series A (b)	2.755%	7/1/2033	3,000,000	2,921,151	1,019,970
				28,276,239	12,619,580

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2012.

† The cost for federal income tax purposes was $1,937,164,211. At November 30, 2012, net unrealized appreciation for all securities based on tax cost was $274,769,026. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $301,400,409 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,631,383.

(a) At November 30, 2012, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

(b) Partial interest-paying security. The rate shown represents 38% of the original coupon rate.

(c) Partial interest-paying security. The rate shown represents 50% of the original coupon rate.

(d) When-issued security.

(e) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(f) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ACA: ACA Financial Guaranty Corp.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

At November 30, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
4/25/2013 4/25/2034	5,750,000	1	Fixed — 2.92%	Floating — LIBOR	(436,213)	—	(436,213)

Counterparty:

1 JPMorgan Chase Securities, Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (g)	$—	$2,378,287,807	$—	$2,378,287,807
Total	$—	$2,378,287,807	$—	$2,378,287,807
Liabilities
Derivatives (h)	$—	$(436,213)	$—	$(436,213)
Total	$—	$(436,213)	$—	$(436,213)

There have been no transfers between fair value measurement levels during the period ended November 30, 2012.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2012 (Unaudited)
Assets
Investments in securities, at value (cost $2,107,901,537)	$2,378,287,807
Cash	81,974
Receivable for investments sold	1,925,000
Receivable for Fund shares sold	8,577,384
Interest receivable	32,570,733
Due from Advisor	132,492
Other assets	123,767
Total assets	2,421,699,157
Liabilities
Payable for investments purchased — when-issued securities	9,005,506
Payable for Fund shares redeemed	1,941,842
Payable for floating rate notes issued	166,354,570
Unrealized depreciation on swap contracts	436,213
Distributions payable	1,023,125
Accrued management fee	886,300
Accrued Trustees' fees	14,942
Other accrued expenses and payables	1,186,483
Total liabilities	180,848,981
Net assets, at value	$2,240,850,176
Net Assets Consist of
Undistributed net investment income	1,080,960
Net unrealized appreciation (depreciation) on: Investments	270,386,270
Swap contracts	(436,213)
Accumulated net realized gain (loss)	(97,089,615)
Paid-in capital	2,066,908,774
Net assets, at value	$2,240,850,176

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2012 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($646,293,354 ÷ 48,391,866 outstanding shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$13.36
Maximum offering price per share (100 ÷ 97.25 of $13.36)	$13.74
Class B Net Asset Value offering and redemption price per share ($7,078,638 ÷ 529,940 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.36
Class C Net Asset Value offering and redemption price per share ($212,835,720 ÷ 15,926,630 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$13.36
Class S Net Asset Value offering and redemption price per share ($1,119,896,524 ÷ 83,774,007 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$13.37
Institutional Class Net Asset Value offering and redemption price per share ($254,745,940 ÷ 19,051,912 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$13.37

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended November 30, 2012 (Unaudited)
Investment Income
Income: Interest	$54,635,495
Expenses: Management fee	5,209,298
Administration fee	1,057,691
Services to shareholders	1,467,155
Distribution and service fees	1,766,640
Custodian fee	14,978
Professional fees	58,469
Reports to shareholders	48,314
Registration fees	75,091
Trustees' fees and expenses	37,510
Interest expense and fees on floating rate notes issued	594,611
Other	51,838
Total expenses before expense reductions	10,381,595
Expense reductions	(968,296)
Total expenses after expense reductions	9,413,299
Net investment income	45,222,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,300,232)
Swap contracts	(4,133,486)
(7,433,718)
Change in net unrealized appreciation (depreciation) on: Investments	94,138,985
Swap contracts	7,417,725
101,556,710
Net gain (loss)	94,122,992
Net increase (decrease) in net assets resulting from operations	$139,345,188

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the six months ended November 30, 2012 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$139,345,188
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(489,795,611)
Net amortization of premium/ (accretion of discount)	1,036,984
Proceeds from sales and maturities of long-term investments	352,645,005
(Increase) decrease in interest receivable	(1,098,031)
(Increase) decrease in other assets	(29,174)
(Increase) decrease in receivable for investments sold	(1,010,000)
Increase (decrease) in payable for investments purchased — when-issued securities	6,085,801
Increase (decrease) in other accrued expenses and payables	111,019
Change in net unrealized (appreciation) depreciation on investments	(94,138,985)
Change in net unrealized (appreciation) depreciation on swap contracts	(7,417,725)
Net realized (gain) loss from investments	3,300,232
Cash provided (used) by operating activities	$(90,965,297)
Cash Flows from Financing Activities
Proceeds from shares sold	300,235,712
Payments for shares redeemed	(200,866,627)
Distributions paid (net of reinvestment of distributions)	(9,641,931)
Cash provided (used) by financing activities	89,727,154
Increase (decrease) in cash	(1,238,143)
Cash at beginning of period	1,320,117
Cash at end of period	$81,974
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$35,761,562
Interest expense and fees on floating rate notes issued	$(594,611)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012
Operations: Net investment income	$45,222,196	$87,686,814
Net realized gain (loss)	(7,433,718)	(40,471,234)
Change in net unrealized appreciation (depreciation)	101,556,710	183,385,622
Net increase (decrease) in net assets resulting from operations	139,345,188	230,601,202
Distributions to shareholders from: Net investment income: Class A	(12,539,855)	(24,121,528)
Class B	(123,094)	(332,071)
Class C	(3,391,591)	(6,475,023)
Class S	(23,543,836)	(45,795,733)
Institutional Class	(5,165,878)	(9,411,689)
Net realized gains: Class A	—	(92,519)
Class B	—	(1,533)
Class C	—	(29,083)
Class S	—	(168,012)
Institutional Class	—	(34,589)
Total distributions	(44,764,254)	(86,461,780)
Fund share transactions: Proceeds from shares sold	303,653,339	636,890,711
Reinvestment of distributions	35,761,562	66,713,950
Payments for shares redeemed	(199,775,651)	(398,454,411)
Net increase (decrease) in net assets from Fund share transactions	139,639,250	305,150,250
Increase (decrease) in net assets	234,220,184	449,289,672
Net assets at beginning of year	2,006,629,992	1,557,340,320
Net assets at end of year (including undistributed net investment income of $1,080,960 and $623,018, respectively)	$2,240,850,176	$2,006,629,992

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended May 31,
Class A	Six Months Ended 11/30/12 (Unaudited)		2012		2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$12.78		$11.78		$12.23	$11.21	$12.46		$12.83
Income from investment operations: Net investment income	.27		.59		.61	.62	.64		.59
Net realized and unrealized gain (loss)	.58		1.00		(.45)	1.02	(1.25)		(.37)
Total from investment operations	.85		1.59		.16	1.64	(.61)		.22
Less distributions from: Net investment income	(.27)		(.59)		(.61)	(.62)	(.64)		(.59)
Net realized gains	—		(.00	)***	—	—	(.00	)***	—
Total distributions	(.27)		(.59)		(.61)	(.62)	(.64)		(.59)
Net asset value, end of period	$13.36		$12.78		$11.78	$12.23	$11.21		$12.46
Total Return (%)a,b	6.72	**	13.88		1.37	14.96	(4.48)		1.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	646		569		432	464	275		334
Ratio of expenses before expense reductions (including interest expense) (%)c	1.01	*	1.03		1.08	1.05	1.39		1.60
Ratio of expenses after expense reductions (including interest expense) (%)c	.97	*	.99		1.03	1.03	1.31		1.57
Ratio of expenses after expense reductions (excluding interest expense) (%)	.92	*	.92		.94	.93	.92		.94
Ratio of net investment income (%)	4.19	*	4.92		5.35	5.31	6.10		4.67
Portfolio turnover rate (%)	16	**	29		30	28	82		70
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended May 31,
Class B	Six Months Ended 11/30/12 (Unaudited)		2012		2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$12.78		$11.78		$12.23	$11.21	$12.46		$12.84
Income from investment operations: Net investment income	.22		.50		.52	.53	.56		.49
Net realized and unrealized gain (loss)	.58		1.00		(.45)	1.02	(1.25)		(.38)
Total from investment operations	.80		1.50		.07	1.55	(.69)		.11
Less distributions from: Net investment income	(.22)		(.50)		(.52)	(.53)	(.56)		(.49)
Net realized gains	—		(.00	)***	—	—	(.00	)***	—
Total distributions	(.22)		(.50)		(.52)	(.53)	(.56)		(.49)
Net asset value, end of period	$13.36		$12.78		$11.78	$12.23	$11.21		$12.46
Total Return (%)a,b	6.32	**	13.02		.61	14.10	(5.19)		.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		8		9	12	14		28
Ratio of expenses before expense reductions (including interest expense) (%)c	1.78	*	1.80		1.87	1.82	2.17		2.37
Ratio of expenses after expense reductions (including interest expense) (%)c	1.72	*	1.74		1.78	1.77	2.06		2.32
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67	*	1.67		1.69	1.67	1.67		1.69
Ratio of net investment income (%)	3.44	*	4.19		4.59	4.57	5.35		3.92
Portfolio turnover rate (%)	16	**	29		30	28	82		70
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended May 31,
Class C	Six Months Ended 11/30/12 (Unaudited)		2012		2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$12.79		$11.79		$12.24	$11.22	$12.47		$12.84
Income from investment operations: Net investment income	.22		.50		.52	.53	.56		.49
Net realized and unrealized gain (loss)	.57		1.00		(.45)	1.02	(1.25)		(.37)
Total from investment operations	.79		1.50		.07	1.55	(.69)		.12
Less distributions from: Net investment income	(.22)		(.50)		(.52)	(.53)	(.56)		(.49)
Net realized gains	—		(.00	)***	—	—	(.00	)***	—
Total distributions	(.22)		(.50)		(.52)	(.53)	(.56)		(.49)
Net asset value, end of period	$13.36		$12.79		$11.79	$12.24	$11.22		$12.47
Total Return (%)a,b	6.24	**	13.03		.61	14.11	(5.17)		.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	213		188		141	154	87		87
Ratio of expenses before expense reductions (including interest expense) (%)c	1.75	*	1.77		1.82	1.84	2.16		2.31
Ratio of expenses after expense reductions (including interest expense) (%)c	1.72	*	1.74		1.78	1.78	2.06		2.31
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67	*	1.67		1.69	1.68	1.67		1.68
Ratio of net investment income (%)	3.44	*	4.16		4.60	4.56	5.35		3.93
Portfolio turnover rate (%)	16	**	29		30	28	82		70
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended May 31,
Class S	Six Months Ended 11/30/12 (Unaudited)		2012		2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$12.79		$11.79		$12.24	$11.22	$12.47		$12.85
Income from investment operations: Net investment income	.29		.62		.64	.65	.67		.62
Net realized and unrealized gain (loss)	.58		1.00		(.45)	1.02	(1.25)		(.38)
Total from investment operations	.87		1.62		.19	1.67	(.58)		.24
Less distributions from: Net investment income	(.29)		(.62)		(.64)	(.65)	(.67)		(.62)
Net realized gains	—		(.00	)***	—	—	(.00	)***	—
Total distributions	(.29)		(.62)		(.64)	(.65)	(.67)		(.62)
Net asset value, end of period	$13.37		$12.79		$11.79	$12.24	$11.22		$12.47
Total Return (%)a	6.85	**	14.15		1.63	15.22	(4.23)		1.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,120		1,023		832	858	645		787
Ratio of expenses before expense reductions (including interest expense) (%)b	.87	*	.90		.94	.98	1.30		1.53
Ratio of expenses after expense reductions (including interest expense) (%)b	.72	*	.74		.78	.78	1.06		1.32
Ratio of expenses after expense reductions (excluding interest expense) (%)	.67	*	.67		.69	.68	.67		.69
Ratio of net investment income (%)	4.44	*	5.17		5.60	5.56	6.35		4.92
Portfolio turnover rate (%)	16	**	29		30	28	82		70
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended May 31,
Institutional Class	Six Months Ended 11/30/12 (Unaudited)		2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$12.79		$11.79		$12.24		$11.22		$12.48		$12.85
Income from investment operations: Net investment income	.29		.63		.64		.66		.67		.62
Net realized and unrealized gain (loss)	.58		1.00		(.45)		1.02		(1.26)		(.37)
Total from investment operations	.87		1.63		.19		1.68		(.59)		.25
Less distributions from: Net investment income	(.29)		(.63)		(.64)		(.66)		(.67)		(.62)
Net realized gains	—		(.00	)***	—		—		(.00	)***	—
Total distributions	(.29)		(.63)		(.64)		(.66)		(.67)		(.62)
Net asset value, end of period	$13.37		$12.79		$11.79		$12.24		$11.22		$12.48
Total Return (%)	6.86	a**	14.17	a	1.66	a	15.33	a	(4.26	)a	2.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	255		220		143		147		28		6
Ratio of expenses before expense reductions (including interest expense) (%)b	.74	*	.79		.82		.79		1.13		1.32
Ratio of expenses after expense reductions (including interest expense) (%)b	.70	*	.74		.75		.76		1.06		1.32
Ratio of expenses after expense reductions (excluding interest expense) (%)	.65	*	.67		.66		.66		.67		.69
Ratio of net investment income (%)	4.46	*	5.16		5.62		5.58		6.35		4.92
Portfolio turnover rate (%)	16	**	29		30		28		82		70
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Strategic High Yield Tax-Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended November 30, 2012 was $166,354,570, with a weighted average interest rate of 0.71%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2012, the Fund had net tax basis capital loss carryforwards of approximately $93,436,000, including $31,294,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2013 ($2,355,000), May 31, 2014 ($2,294,000), May 31, 2015 ($234,000), May 31, 2017 ($3,436,000), May 31, 2018 ($19,507,000) and May 31, 2019 ($3,468,000), the respective expiration dates, whichever occurs first, and approximately $62,142,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($40,507,000) and long-term losses ($21,635,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at November 30, 2012.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended November 30, 2012, the Fund invested in interest rate swap contracts to manage the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of November 30, 2012 is included in a table following the Fund's Investment Portfolio. For the six months ended November 30, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $5,750,000 to $111,650,000.

The following table summarizes the value of the Fund's derivative instruments held as of November 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(436,213)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended November 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(4,133,486)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$7,417,725

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

C. Purchases and Sales of Securities

During the six months ended November 30, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $489,795,611 and $352,645,005, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Over $1 billion of such net assets	.470%

Accordingly, for the six months ended November 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.49% of the Fund's average daily net assets.

For the period from June 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%
Institutional Class	.67%

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.91%
Class B	1.66%
Class C	1.66%
Class S	.66%
Institutional Class	.66%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2012, the Administration Fee was $1,057,691, of which $180,268 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$27,165	$27,165
Class B	925	925
Class C	11,318	11,318
Class S	277,526	277,526
Institutional Class	3,999	3,999
	$320,933	$320,933

In addition, for the six months ended November 30, 2012, the Advisor reimbursed the Fund $503,039 and $39,761 of non-affiliated sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at November 30, 2012
Class B	$27,189	$4,334
Class C	748,196	128,498
	$775,385	$132,832

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at November 30, 2012	Annualized Effective Rate
Class A	$732,793	$83,809	$224,290	.21%
Class B	9,063	1,126	3,072	.22%
Class C	249,399	19,628	69,799	.23%
	$991,255	$104,563	$297,161

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2012 aggregated $58,825.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2012, the CDSC for Class B and Class C shares aggregated $5,530 and $16,941, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2012, DIDI received $4,084 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,468, of which $9,261 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2012.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended November 30, 2012		Year Ended May 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,758,369	$100,841,253	17,923,012	$219,391,109
Class B	6,266	81,968	31,563	387,221
Class C	2,464,220	32,008,172	4,611,538	56,693,015
Class S	10,252,582	133,165,895	22,807,791	280,386,448
Institutional Class	2,880,675	37,556,051	6,562,428	80,032,918
		$303,653,339		$636,890,711
Shares issued to shareholders in reinvestment of distributions
Class A	839,089	$10,918,317	1,661,358	$20,349,935
Class B	6,776	88,131	18,896	230,791
Class C	192,730	2,509,068	384,537	4,711,860
Class S	1,317,272	17,154,776	2,627,937	32,224,284
Institutional Class	390,828	5,091,270	749,058	9,197,080
		$35,761,562		$66,713,950
Shares redeemed
Class A	(4,714,523)	$(61,315,832)	(11,781,406)	$(144,122,408)
Class B	(75,656)	(980,379)	(185,830)	(2,280,462)
Class C	(1,397,867)	(18,166,948)	(2,313,504)	(28,141,906)
Class S	(7,760,517)	(100,925,860)	(16,007,581)	(195,733,240)
Institutional Class	(1,410,797)	(18,386,632)	(2,283,757)	(28,176,395)
		$(199,775,651)		$(398,454,411)
Net increase (decrease)
Class A	3,882,935	$50,443,738	7,802,964	$95,618,636
Class B	(62,614)	(810,280)	(135,371)	(1,662,450)
Class C	1,259,083	16,350,292	2,682,571	33,262,969
Class S	3,809,337	49,394,811	9,428,147	116,877,492
Institutional Class	1,860,706	24,260,689	5,027,729	61,053,603
		$139,639,250		$305,150,250

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2012 to November 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/12	$1,067.20	$1,063.20	$1,062.40	$1,068.50	$1,068.60
Expenses Paid per $1,000*	$5.03	$8.90	$8.89	$3.73	$3.63
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/12	$1,020.21	$1,016.44	$1,016.44	$1,021.46	$1,021.56
Expenses Paid per $1,000*	$4.91	$8.69	$8.69	$3.65	$3.55

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax-Free Fund†	.97%	1.72%	1.72%	.72%	.70%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.05% for each class.

For more information, please refer to the Fund's prospectus.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Strategic High Yield Tax-Free Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-501	23337W-600
Fund Number	152	252	352	2008	512

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSHYTFF-3
(R-025438-2 1/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax-Free Fund, a series of DWS Municipal Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 30, 2013